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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): February 9, 2004


                              ZIMMER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


Delaware                        001-16407                  13-4151777
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


                   345 East Main Street, Warsaw, Indiana 46580
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  574/267-6131


Former name or former address, if changed since last report:  N/A


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

        99(a)   Press Release, dated February 9, 2004, issued by the Registrant


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 9, 2004, Zimmer Holdings, Inc. (the "Registrant") reported its results of operations for the quarter and the year ended December 31, 2003. The Registrant's earnings release is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

        As previously announced, the Registrant completed its acquisitions of Centerpulse AG and InCentive Capital AG on October 2, 2003. The earnings release attached as Exhibit 99(a) includes comparative sales information to prior year for the Registrant and Centerpulse on a combined basis, information reflected in its statements of earnings and guidance for diluted earnings per share on an adjusted basis excluding the impact of the following which relates to the Centerpulse acquisition: inventory step-up; in-process research and development write offs; acquisition and integration expenses; and related income tax benefits. The press release also reports sales growth measurements on a basis that eliminates the effect of changes in foreign currency exchange rates between periods.

        Management believes that the presentation of the combined and adjusted information allows investors to more easily compare the Registrant's performance on a period to period basis. It also aids investors in understanding the operating results of the Registrant, absent the specific acquisition related items as detailed above as well as the effects of foreign currency rate fluctuations between periods. However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

        All of the non-GAAP financial measures, except for the 2005 and 2006 adjusted diluted earnings per share guidance, are reconciled to the most directly comparable GAAP financial measure in the press release. The Company's GAAP diluted earnings per share for 2005 and 2006 are not currently determinable because acquisition and integration expenses for those periods are not yet finalized. As a result, a reconciliation of the adjusted diluted earning per share guidance for 2005 and 2006 to GAAP diluted earnings per share for those periods can not be performed without unreasonable effort.

        The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 12 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC"). This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ZIMMER HOLDINGS, INC.

Dated:  February 9, 2004

                                      By:    /s/ Sam R. Leno
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